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Exhibit 10.4

                         INTERMEDIA COMMUNICATIONS INC.
                     1997 STOCK OPTION PLAN FOR THE BENEFIT
                      OF EMPLOYEES OF DIGEX, INCORPORATED


                 1.       PURPOSE.

                          In connection with the merger of Intermedia
Communications Inc. (the "Company") with DIGEX, Incorporated ("DIGEX"), the Company assumed the Digital Express Group, Inc. 1995 Stock Option Plan (the "1995 Plan") and all outstanding options to acquire DIGEX common stock granted thereunder. No new options will be granted under the plan after the merger. This 1997 Stock Option Plan for the Benefit of Employees of DIGEX, Incorporated (the "Plan") is a restatement (the "Restatement") of the 1995 Plan as assumed by the Company.

                          The 1995 Plan when adopted was intended to secure for
the Company and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, DIGEX and its parent and subsidiary corporations who were expected to contribute to DIGEX's future growth and success. The Company assumed the 1995 Plan in order to encourage the recipients of options under such plan to continue to exert their maximum efforts to the success of the Company and DIGEX. Except where the context otherwise requires, the term "Company" and "DIGEX" shall include the parent and all present and future subsidiaries of the Company and DIGEX, as the case may be, as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to
Section 422 shall apply only to Incentive Stock options (as that term is defined in the Plan).

                 2.       TYPE OF OPTIONS AND ADMINISTRATION.

                          (a)     Types of options.  Prior to the Restatement,
only options that did not meet the statutory requirements of Section 422 of the Code were granted ("Non-Statutory Options"). After the Restatement, no options shall be granted under the Plan.

                          (b)     Administration.

                                  (i)      After the Restatement, the Plan will
be administered by the Board of Directors of the Company (the "Board of Directors" or "Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into




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effect and it shall be the sole and final judge of such expediency.  No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

                                  (ii)     The Board of Directors may, to the
full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

                 3.       ELIGIBILITY.

                          After the Restatement, no person shall be eligible
for option grants.


                 4.       STOCK SUBJECT TO PLAN.

                          Subject to adjustment as provided in Section 13
below, the maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued and sold under the Plan is 352,507 shares.

                 5.       PURCHASE PRICE.

                          (a)     General.  The purchase price per share of
stock deliverable upon the exercise of an option shall equal the price set forth in the applicable option agreement as appropriately adjusted pursuant to
Section 2.9 of the Agreement and Plan of Merger, dated June 4, 1997, by and among the Company, Daylight Acquisition Corp. and DIGEX.

                          (b)     Payment of Purchase Price.  Options granted
under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised. The Board of Directors, in its sole discretion, may permit payment of the exercise price by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board, if applicable). The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

                 6.       OPTION PERIOD.




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                          Each option and all rights thereunder shall expire on
such date as set forth in the applicable option agreement and shall be subject to earlier termination as provided in the Plan.

                 7.       EXERCISE OF OPTIONS.

                          Each option granted under the Plan shall be
exercisable either in full or in installments at such time or times and during such period as set forth in the agreement evidencing such option, subject to the provisions of the Plan.

                 8.       NONTRANSFERABILITY OF OPTIONS.

                          Options shall not be assignable or transferable by
the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

                 9.       EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER
RELATIONSHIP.

                          Subject to the provisions of the Plan, the period of
time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with DIGEX or the Company or (ii) the death or disability of the optionee shall be as set forth in the agreement evidencing such option, provided that the Company is added or substituted for DIGEX where appropriate in such agreement.

                 10.      ACCELERATION, EXTENSION, ETC.

                          The Board of Directors may, in its sole discretion,
(i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised.
                 11.      GENERAL RESTRICTIONS.

                          (a)     Investment Representations.  The Company may
require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for, his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.





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                          (b)     Compliance with Securities Laws.  Each option
shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

                 12.      RIGHTS AS A SHAREHOLDER.

                          The holder of an option shall have no rights as a
shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. Except as provided in Section 13, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                 13. ADJUSTMENT PROVISIONS FOR RECAPITALIZATION AND RELATED TRANSACTIONS.

                          (a)     General.  If, through or as a result of any
merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

                          (b)     Board Authority to Make Adjustments.  Any
adjustments under this Section 13 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

                 14.      MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.






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                          In the event of a transaction which would constitute
a Change in Control, as defined below, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event. A "Change in Control" shall mean any transaction in which the Company is to be consolidated with or acquired by another entity in a merger, all or substantially all of the Company's assets are to be sold, or all or substantially all of the capital stock of the Company is to be sold, or the approval by the stockholders of the company of a plan of complete liquidation of the Company.

                 15.      NO SPECIAL EMPLOYMENT RIGHTS.

                          Nothing contained in the Plan or in any option shall
confer upon any optionee any right with respect to the continuation of his or her employment by DIGEX or the Company or interfere in any way with the right of DIGEX or the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

                 16.      OTHER EMPLOYEE BENEFITS.

                          Except as to plans which by their terms include such
amounts as compensation, the amount of any compensation deemed to be received by an optionee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

                 17.      AMENDMENT OR TERMINATION OF THE PLAN.






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                          (a)     The Board of Directors may at any time, and
from time to time, terminate, modify or amend the Plan in any respect.

                          (b)     The termination or any modification or
amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan.

                 18.      WITHHOLDING.

                          The Company shall have the right to deduct from
payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligations shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 18 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any purchase, forfeiture, unfulfilled vesting or other similar requirements.

                 19.      ADJUSTMENT OF OPTION EXERCISE PRICES.

                          The Board of Directors shall have the authority to
effect, at any time and from time to time, with the consent of the affected optionees, the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

                 20.      EFFECTIVE DATE AND DURATION OF THE PLAN.

                          (a)     Effective Date.  This Restatement of the 1995
Stock Option Plan became effective on the effective date of the merger of the Company and DIGEX. Amendments to the Plan shall become effective when adopted by the Board of Directors. Notwithstanding the foregoing, no option shall be granted under the Plan after the effective date of the Restatement of the 1995 Plan.

                          (b)     Termination.  Unless sooner terminated in
accordance with Section 17, the Plan shall terminate upon the close of business on September 18, 2005. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.



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                 21.      PROVISION FOR FOREIGN PARTICIPANTS.

                          The Board of Directors may, without amending the
Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.





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